Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Endeavour Operating Corporation, et al.[1]	Case No. 14-12308
Reporting Period: 4/1/15 – 4/30/15

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES	NO	NO
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	NO	YES	YES
Schedule of Professional Fees Paid	MOR-1b	YES	NO	NO
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	YES	NO	NO
Balance Sheet	MOR-3	YES	NO	NO
Status of Post-petition Taxes	MOR-4	YES	NO	NO
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4	YES	NO	NO
Listing of aged accounts payable	MOR-4	YES	NO	NO
Accounts Receivable Reconciliation and Aging	MOR-5	YES	NO	NO
Debtor Questionnaire	MOR-5	YES	NO	NO

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Catherine L. Stubbs	May 29, 2015
Signature of Authorized Individual*	Date

Catherine L. Stubbs	Senior Vice-President, Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtors	Reporting Period: 4/1/15 – 4/30/15

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH							SEE EXHIBIT A

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

EXHIBIT A

Schedule of Cash Receipts and Disbursements

(In Millions)	October 10, 2014 - October 31, 2014	November 1, 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015	Cumulative
Cash, Beginning of Period	$37.0	$37.3	$35.1	$32.0	$29.2	$24.2	$17.3	$37.0
Inflows:
US Revenue	$0.3	$0.5	$1.0	$0.7	$1.0	$0.2	$0.4	$4.1
Misc Revenue	—	0.6	—	—	—	—	—	0.6
JIB Receipts	0.6	—	—	—	—	—	—	0.6

Total Inflows	$0.9	$1.1	$1.0	$0.7	$1.0	$0.2	$0.4	$5.3

Outflows:
Capital Projects	$(0.1)	$(0.7)	$(1.9)	$(1.4)	$(1.0)	$(1.3)	$(0.6)	$(7.0)
Operating Costs	—	(0.1)	—	(0.2)	(0.2)	(0.1)	(0.4)	(1.0)
G&A/Other	(0.4)	(2.5)	(1.5)	(1.0)	(1.9)	(1.0)	(1.2)	(9.4)
Professionals	(0.1)	—	(4.1)	(0.9)	(2.9)	(4.7)	(1.8)	(14.5)

Total Outflows	$(0.6)	$(3.3)	$(7.5)	$(3.5)	$(6.0)	$(7.1)	$(4.0)	$(31.9)

IC Transfers:
Restructuring Costs	$—	$—	$—	$—	$—	$—	$—	$—
US G&A	—	—	3.3	—	—	—	—	3.3
US Capex	—	—	—	—	—	—	—	—
								$—

Net Cash Flow	$0.3	$(2.2)	$(3.1)	$(2.8)	$(5.0)	$(6.9)	$(3.6)	$(23.3)

Cash, End of Period	$37.3	$35.1	$32.0	$29.2	$24.2	$17.3	$13.7	$13.7

In re Endeavour Operating Corporation, et al.,

Debtors[1]	Case No.:	14-12308
MOR-1a	Reporting Period:	4/1/2015 – 4/30/2015

For the Period April 1, 2015 to April 30, 2015

Declaration Regarding the Reconciliation of the Debtor’s Bank Accounts as of April 30, 2015.

Catherine L. Stubbs hereby declares under penalty of perjury:

1.	I am the Chief Financial Officer for Endeavour International Corporation, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.	To the best of my knowledge, the Debtors’ bank balances as of April 30, 2015 have been reconciled in an accurate and timely manner. Copies of the bank reconciliations are available for inspection upon request by the Office of the United States Trustee.

Dated: May 29, 2015	Respectfully submitted,

/s/ Catherine L. Stubbs
	By:	Catherine L. Stubbs
Senior Vice-President, Chief Financial Officer

[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

Cash Disbursements

(amounts in millions)

Case Number	Entity	October 10, 2014- October 31, 2014	November 1, 2014- November 30, 2014	December 1, 2014- December 31, 2014	January 1, 2015- January 31, 2015	February 1, 2015- February 28, 2015	March] 1, 2015- March 31, 2015	April 1, 2015- April 30, 2015
14-12308	Endeavour Operating Corporation	0.4	2.6	5.6	1.9	4.8	5.8	3.0
14-12310	Endeavour Colorado Corporation	0.2	0.7	1.9	1.6	1.2	1.3	1.0
14-12312	Endeavour Management Company	0	0	0	0	0	0	0
14-12311	Endeavour Energy New Ventures Inc.	0	0	0	0	0	0	0
14-12309	Endeavour International Corporation	0	0	0	0	0	0	0
14-12313	Endeavour Energy Luxembourg S.a.r.l.	0	0	0	0	0	0	0

	Total	0.6	3.3	7.5	3.5	6.0	7.1	4.0

Bank Account Summary

Bank	Account # Last 4	Holder	Book balance at October 31, 2014	Book balance at November 30, 2014	Book balance at December 31, 2014	Book balance at January 31, 2015	Book balance at February 28, 2015	Book balance at March 31, 2015	Book Balance at April 30, 2015
JP Morgan Chase	1267	Endeavour Energy Luxembourg	$10,000.00	$10,000.00	$10,000.00	$10,000.00	$10,000.00	$10,000.00	$10,000.00
BGL BNP Paribas	0713	Endeavour Energy Luxembourg	€16,280.66	€20,272.68	€1,077.18	€1,075.98	€1,075.98	€326.80	€201.64
JP Morgan Chase	5082	Endeavour Operating Corporation	$959,503.06	$968,088.38	$273,820.04	$73,818.69	$454,057.30	$5,529.95	$139,583.27
JP Morgan Chase	6265	Endeavour Operating Corporation	$36,340,127.43	$34,253,943.49	$31,764,424.96	$28,911,743.14	$23,684,408.62	$17,492,250.28	$14,111,671.13
JP Morgan Chase	0539	Endeavour Operating Corporation	$17,000.00	$17,000.00	$17,000.00	$17,000.00	$17,000.00	$17,000.00	$17,000.00

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 4/30/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants	11/1/2014 - 11/30/2014	$13,968.00	Endeavour Operating Corporation	CHIP REF: 484138**4	11/10/2014	NONE	$13,968.00
Kurtzman Carson Consultants	10/10/2014 - 10/31/2014	$85,067.04	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$28,883.00	$56,127.81
Kurtzman Carson Consultants	11/1/2014 - 11/30/2014	$95,163.60	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$28,176.00	$66,580.51
Kurtzman Carson Consultants	12/1/2014 – 12/31/2014	$196,667.26	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$81,763.50	$114,451.51

Kurtzman Carson Consultants	1/1/2015 – 1/31/2015	$71,377.56	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$34,429.50	$36,787.66	$173,252.00	$287,915.49

Weil, Gotshal & Manges LLP	10/10/2014 - 10/31/2014	$659,215.10	Endeavour Operating Corporation	JPM REF: 13957**5JO	12/31/2014	$646,025.40	$13,189.76
Weil, Gotshal & Manges LLP	11/1/2014 - 11/30/2014	$661,521.78	Endeavour Operating Corporation	JPM REF: 59745**1JO	3/2/2015	$653,882.00	$7,639.78
Weil, Gotshal & Manges LLP	12/1/2014 – 12/31/2014	$722,206.18	Endeavour Operating Corporation	JPM REF: 59745**1JO	3/2/2015	$708,302.60	$13,903.58
Weil, Gotshal & Manges LLP	1/1/2015 – 1/31/2015	$557,137.68	Endeavour Operating Corporation	JPM REF: 48385**6JO	3/27/2015	$544,840.40	$12,296.78

Weil, Gotshal & Manges LLP	2/1/2015 – 2/28/2015	$276,126.26	Endeavour Operating Corporation	JPM REF: 1953**44JO	4/24/2015	$273,012.00	$3,114.26	$2,826,062.40	$50,144.26

1

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 4/30/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Blackstone Advisory Partners LP	10/10/2014 - 10/31/2014	$95,414.73	Endeavour Operating Corporation	JPM REF: 13958**5JO	12/31/2014	$94,838.71	$576.02
Blackstone Advisory Partners LP	11/1/2014 - 11/30/2014	$162,471.26	Endeavour Operating Corporation	JPM REF: 24873**4JO	2/13/2015	$140,000.00	$22,471.26
Blackstone Advisory Partners LP	12/1/2014 – 12/31/2014	$141,648.13	Endeavour Operating Corporation	JPM REF: 3230***8JO	2/27/2015	$140,000.00	$1,648.13
Blackstone Advisory Partners LP	1/1/2015 – 1/31/2015	$141,180.51	Endeavour Operating Corporation	JPM REF: 4831**6JO	3/27/2015	$140,000.00	$1,180.51

Blackstone Advisory Partners LP	2/1/2015 – 2/28/2015	$132,321.43	Endeavour Operating Corporation	JPM REF: 195***4JO	4/24/2015	$140,000.00	($7,678.57)	$654,838.71	$18,197.35

Opportune LLP	10/10/2014 - 10/31/2014	$287,770.31	Endeavour Operating Corporation	FED WIRE: 0109***833	1/9/2015	$271,729.50	$16,040.81
Opportune LLP	11/1/2014 - 11/30/2014	$398,161.05	Endeavour Operating Corporation	FED WIRE: 0213B***352	2/13/2015	$388,168.50	$9,992.55
Opportune LLP	12/1/2014 – 12/31/2014	$230,667.21	Endeavour Operating Corporation	FED WIRE: 0227***873	2/27/2015	$210,542.60	$20,124.61

Opportune LLP	1/1/2015 – 1/31/2015	$275,707.49	Endeavour Operating Corporation	FED WIRE: 0331***547	3/31/2015	$267,790.00	$7,917.49	$1,138,230.60	$54,075.46

Ernst and Young LLP	10/10/2014 - 10/31/2014	$53,984.22	Endeavour Operating Corporation	ACH: 1905***673	2/13/2015	$53,984.22	NONE

2

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 4/30/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Ernst and Young LLP	11/1/2014 - 11/30/2014	$171,792.94	Endeavour Operating Corporation	ACH: 1905***673	2/13/2015	$171,792.94	NONE
Ernst and Young LLP	12/1/2014 – 12/31/2014	$118,083.51	Endeavour Operating Corporation	FED WIRE: 0227***076	2/27/2015	$118,083.51	NONE
Ernst and Young LLP	1/1/2015 – 1/31/2015	$157,265.25	Endeavour Operating Corporation	FED WIRE: 0327***930	3/27/2015	$157,265.25	NONE

Ernst and Young LLP	2/1/2015 – 2/28/2015	$164,407.26	Endeavour Operating Corporation	FED WIRE: 2284***264	4/24/2015	$164,407.26	NONE	$665,533.18	NONE

Richards, Layton & Finger	10/10/2014 - 10/31/2014	$62,830.65	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$57,014.40	$5,816.25
Richards, Layton & Finger	11/1/2014 - 11/30/2014	$59,150.56	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$56,347.60	$2,802.96
Richards, Layton & Finger	12/1/2014 – 12/31/2014	$67,654.81	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$61,251.20	$6,403.61
Richards, Layton & Finger	1/1/2015 – 1/31/2015	$40,284.95	Endeavour Operating Corporation	FED WIRE: 0327***770	3/27/2015	$38,810.00	$1,474.95

Richards, Layton & Finger	2/1/2015 – 2/28/2015	$24,639.71	Endeavour Operating Corporation	FED WIRE: 0424***993	4/24/2015	$24,159.60	$480.11	$237,582.80	$16,977.88

Alvarez & Marsal	12/1/2014 – 1/31/2015	$119,265.75	Endeavour Operating Corporation	JPM REF: 563***6JO	3/27/2015	$119,212.00	$53.75	$119,212.00	$53.75

3

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 4/30/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Bayard, P.A.	12/1/2014 – 12/31/2014	$123,099.45	Endeavour Operating Corporation	FED WIRE: 032***737	3/27/2015	$120,191.20	$2,908.25
Bayard, P.A.	1/1/2015 – 1/31/2015	$54,297.93	Endeavour Operating Corporation	FED WIRE: 032***737	3/27/2015	$53,502.00	$795.93

Bayard, P.A.	2/1/2015 – 2/28/2015	$38,267.08	Endeavour Operating Corporation	FED WIRE: 042***995	4/24/2015	$37,536.80	$730.28	$211,230.00	$4,434.46

Thompson & Knight	12/1/2014 – 12/31/2014	$224,454.15	Endeavour Operating Corporation	FED WIRE: 032***728	3/27/2015	$222,398.80	$2,055.35
Thompson & Knight	1/1/2015 – 1/31/2015	$237,282.25	Endeavour Operating Corporation	FED WIRE: 032***728	3/27/2015	$189,825.80	$1,920.65

Thompson & Knight	2/1/2015 – 2/28/2015	$102,492.40	Endeavour Operating Corporation	FED WIRE: 042***989	4/24/2015	$102,492.40	NONE	$514,717.00	$3,976.00

4

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtors	Reporting Period: 4/1/2015 – 4/30/2015

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	SEE ATTACHED EXHIBIT B
Less: Returns and Allowances

Net Revenue	$	$

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold

Gross Profit

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation

Depreciation/Depletion/Amortization

Net Profit (Loss) Before Reorganization Items

OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

EXHIBIT B

Endeavour International Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—	$—

Operating Expenses	$—	$—	$—	$—	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties	—	—	—	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—	—
General & Administrative Expense	1,430	87,282	7,564	(2,013)	21,767	18,059	3,005	137,094

Total Expenses	$1,430	$87,282	$7,564	$(2,013)	$21,767	$18,059	$3,005	$137,094
								$—

Operating Profit (Loss)	$(1,430)	$(87,282)	$(7,564)	$2,013	$(21,767)	$(18,059)	$(3,005)	$(137,094)

Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—	—	—	—
Interest Income	(3,752,903)	(5,540,000)	(5,540,000)	(5,540,000)	(5,540,000)	(5,540,000)	(5,540,000)	(36,992,903)
Transaction Costs	—	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	29,619,358	—	—	—	—	29,619,358

Other Income (Expense)	$(3,752,903)	$(5,540,000)	$24,079,358	$(5,540,000)	$(5,540,000)	$(5,540,000)	$(5,540,000)	$(7,373,545)

Income (Loss) Before Tax & Preferred Dividends	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$5,536,995	$7,236,451

Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$5,536,995	$7,236,451

Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—	$—

Net Income (Loss)	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$5,536,995	$7,236,451

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Energy Luxembourg Sarl Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—	$—

Operating Expenses	$—	$—	$—	—	—	—	—	—
Total DD&A Expense	—	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties	—	—	—	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—	—
General & Administrative Expense	50,924	—	491	1	1,213	1,725	3	54,357

Total Expenses	$50,924	$—	$491	$1	$1,213	$1,725	$3	$54,357

Operating Profit (Loss)	$(50,924)	$—	$(491)	$(1)	$(1,213)	$(1,725)	$(3)	$(54,357)

Gain/Loss on Derivative Instruments	$—	$—	$—	$—	—	—	—	$—
Total Interest Expense	—	—	(5,454,339)	—	—	—	—	(5,454,339)
Interest Income	—	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	13,493	—	2,204	15,698
Total Letter of Credit Fees	—	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	(110)	(202)	(1,544)	—	—	—	—	(1,855)
Litigation Settlements	—	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	4,001,679	—	—	—	—	4,001,679

Other Income (Expense)	$(110)	$(202)	$(1,454,204)	$—	$13,493	$—	$2,204	$(1,438,817)

Income (Loss) Before Tax & Preferred Dividends	$(50,814)	$202	$1,453,713	$(1)	$(14,707)	$(1,725)	$(2,208)	$1,384,460

Income Tax Expense	$—	$—	$21,267	—	—	—	—	21,267

Income (Loss) Before Preferred Dividends	$(50,814)	$202	$1,432,446	$(1)	$(14,707)	$(1,725)	$(2,208)	$1,363,193

Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—	$—

Net Income (Loss)	$(50,814)	$202	$1,432,446	$(1)	$(14,707)	$(1,725)	$(2,208)	$1,363,193

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour New Ventures, Inc. Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—	$—

Operating Expenses	$—	$—	$—	$—	—	—	—	$—
Total DD&A Expense	—	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties	—	—		—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	—	225	—	—	225

Total Expenses	$—	$—	$—	$—	$225	$—	$—	$225

Operating Profit (Loss)	$—	$—	$—	$—	$(225)	$—	$—	$(225)

Gain/Loss on Derivative Instruments	$—	$—	$—	$—	—	—	—	$—
Total Interest Expense	—	—	—	—	—	—	—	—
Interest Income	—	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$—	$(225)

Income Tax Expense	$—	$—	$—	$—	—	—	—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$—	$(225)

Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—	$—

Net Income (Loss)	$—	$—	$—	$—	$(225)	$—	$—	$(225)

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Management Company Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—	$—

Operating Expenses	$—	$—	$—	$—	—	—	—	$—
Total DD&A Expense	—	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties	—	—		—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	—	225	—	—	225

Total Expenses	$—	$—	$—	$—	$225	$—	$—	$225

Operating Profit (Loss)	$—	$—	$—	$—	$(225)	$—	$—	$(225)

Gain/Loss on Derivative Instruments	$—	$—	$—	$—	—	—	—	$—
Total Interest Expense	—	—	—	—	—	—	—	—
Interest Income	—	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$—	$(225)

Income Tax Expense	$—	$—	$—	$—	—	—	—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$—	$(225)

Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—	$—

Net Income (Loss)	$—	$—	$—	$—	$(225)	$—	$—	$(225)

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Colorado Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015	Cumulative
Oil Revenue	$—	$—	$496,214	$919	$3,897	$32,638	$422,207	$955,876
Gas Revenues	—	—	—	—	—	—	46,136	46,136
Liquids Revenues	—	—	—	—	—	—	—	—

Revenue	$—	$—	$496,214	$919	$3,897	$32,638	$468,342	$1,002,011

Operating Expenses	$17	$—	$21,189	$5,741	$12,651	$71,837	$360,648	$472,082
Total DD&A Expense	232	345	42,492	2,528	928	10,062	18	56,604
Impairment of Oil and Gas Properties	—	—	—	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	29,325	225	—	—	29,550

Total Expenses	$249	$345	$63,680	$37,594	$13,803	$81,899	$360,666	$558,236

Operating Profit (Loss)	$(249)	$(345)	$432,534	$(36,675)	$(9,906)	$(49,261)	$107,677	$443,775

Gain/Loss on Derivative Instruments	$—	$—	$—	$—	—	—	—	$—
Total Interest Expense	—	(20,906)	(10,453)	(11,048)	—	—	—	(42,407)
Interest Income	—	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—	—

Other Income (Expense)	$—	$(20,906)	$(10,453)	$(11,048)	$—	$—	$—	$(42,407)

Income (Loss) Before Tax & Preferred Dividends	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$107,677	$486,182

Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$107,677	$486,182

Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—	$—

Net Income (Loss)	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$107,677	$486,182

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Operating Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015	Cumulative
Oil Revenue	$(308)	$481,252	$(489,963)	$(216)	$2,024	$701	$(127)	$(6,637)
Gas Revenues	267,948	438,012	349,368	256,188	374,934	410,838	214,353	2,311,640
Liquids Revenues	—	—	—	802	—	—	—	802

Revenue	$267,640	$919,264	$(140,595)	$256,774	$376,958	$411,539	$214,226	$2,305,805

Operating Expenses	$281,826	$471,302	$432,921	$623,127	$294,828	$281,137	$370,448	$2,755,587
Total DD&A Expense	76,954	148,293	63,284	97,125	145,069	581,347	4,099	1,116,171
Impairment of Oil and Gas Properties	—	—	68,573,000	—	—	—	—	68,573,000
Goodwill Impairment Loss	—	—	—	—	—	—	—	—
General & Administrative Expense	12,943	45,837	1,680,677	(8,390)	75,025	(40,320)	21,036	1,786,809

Total Expenses	$371,723	$665,433	$70,749,882	$711,862	$514,922	$822,163	$395,582	$74,231,568

Operating Profit (Loss)	$(104,083)	$253,831	$(70,890,477)	$(455,088)	$(137,965)	$(410,625)	$(181,356)	$(71,925,762)

Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	3,753,039	5,182,950	5,361,244	5,354,472	5,540,000	5,540,000	5,540,000	36,271,705
Interest Income	(3,387,097)	(5,000,000)	(5,000,000)	(5,000,000)	(5,000,000)	(5,000,000)	(5,000,000)	(33,387,097)
Transaction Costs	2,326,801	13,968	(694,630)	37,676	252	6,716	—	1,690,782
Total Letter of Credit Fees	—	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	152	360	70	(0)	—	—	—	582
Litigation Settlements	—	—	—	—	—	—	—	—
Net Other (Income) Expense	(127,363)	—	9,075,275	884,239	1,962,366	5,238,862	300,634	17,334,014

Other Income (Expense)	$2,565,532	$197,278	$8,741,959	$1,276,387	$2,502,618	$5,785,578	$840,634	$—

Income (Loss) Before Tax & Preferred Dividends	$(2,669,615)	$56,553	$(79,632,436)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(1,021,991)	$(71,925,762)

Income Tax Expense	$—	$50	$(50)	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$(2,669,615)	$56,503	$(79,632,386)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(1,021,991)	$(71,925,762)

Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—	$—

Net Income (Loss)	$(2,669,615)	$56,503	$(79,632,386)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(1,021,991)	$(71,925,762)

Note: The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

In re: Endeavour Operating Corporation, et. al	Case No. 14-12308
Debtors	Reporting Period: 4/1/2015 – 4/30/2015

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Unrestricted Cash and Equivalents	SEE ATTACHED EXHIBIT C
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

TOTAL CURRENT ASSETS	$	$

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

TOTAL PROPERTY & EQUIPMENT	$	$

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)

TOTAL OTHER ASSETS	$	$

TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)

TOTAL POSTPETITION LIABILITIES	$	$

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions)(Draws)(attach schedule)

NET OWNER EQUITY	$	$

TOTAL LIABILITIES AND OWNERS’ EQUITY	$	$

EXHIBIT C

Endeavour International Corporation Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—	—
Intercompany Receivables	463,221,370	469,404,392	475,419,391	477,350,624	483,038,721	488,997,400	494,130,065	500,025,854
Total Other Current Assets	16,871,752	16,719,198	16,717,707	—	—	—	—	—

Current Assets	$480,093,122	$486,123,590	$492,137,098	$477,350,624	$483,038,721	$488,997,400	$494,130,065	$500,025,854

Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—	$—
Investments	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—	—
Long-Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000

Long Term Assets	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973

Total Assets	$1,091,755,095	$1,097,785,563	$1,103,799,071	$1,089,012,597	$1,094,700,694	$1,100,659,372	$1,105,792,038	$1,111,687,826

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	42,710,167	44,782,107	44,950,450	43,188,655	43,176,804	43,369,928	43,424,804	43,626,804
Current Maturities Of Debt	693,488,257	693,598,349	693,598,349	706,500,000	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	1,915,460	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	678,796,102	708,415,460	708,415,460	708,415,460
Taxes Payable	—	—	—	—	—	—	—	—
Intercompany Payable	709,209	669,430	648,349	648,349	648,349	648,349	648,349	648,349
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$736,907,633	$739,049,885	$739,197,148	$752,252,465	$722,621,256	$752,433,738	$752,488,614	$752,690,614

Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$736,907,633	$739,049,885	$739,197,148	$752,252,465	$722,621,256	$752,433,738	$752,488,614	$752,690,614

Redeemable Preferred Stock	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175

Preferred Stock	$20	$20	$20	$20	$20	$20	$20	$20
Common Stock	53,016	53,013	53,013	52,895	52,895	52,895	52,895	52,895
APIC	560,004,803	560,004,806	560,883,928	557,110,678	557,268,612	557,515,934	557,071,783	557,224,192
Treasury Stock	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)
Accumulated Earnings (Deficit)	(222,104,712)	(218,216,496)	(213,229,373)	(237,297,795)	(202,136,424)	(226,237,548)	(220,715,608)	(215,174,228)

Stockholders’ Equity	$337,366,286	$341,254,503	$347,120,748	$319,278,957	$354,598,263	$330,744,460	$335,822,249	$341,516,038

Total Liabilities & Stockholders’ Equity	$1,091,755,093	$1,097,785,563	$1,103,799,071	$1,089,012,597	$1,094,700,694	$1,100,659,372	$1,105,792,038	$1,111,687,826

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Energy Luxembourg Sarl Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$46,203	$45,899	$30,273	$11,303	$11,302	$11,302	$9,490	$10,202
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—	—
Intercompany Receivables	—	—	—	—	—	—	—	—
Total Other Current Assets	233,073	228,730	228,730	—	—	—	—	—

Current Assets	$279,276	$274,629	$259,003	$11,303	$11,302	$11,302	$9,490	$10,202

Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—	$—
Investments	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	2,657,667	2,708,461	2,708,461	—	—	—	—	—
Long-Term Intercompany	78,245,339	78,245,339	78,245,339	83,801,266	83,801,266	83,801,266	83,801,266	83,801,266

Long Term Assets	$80,903,006	$80,953,800	$80,953,800	$83,801,266	$83,801,266	$83,801,266	$83,801,266	$83,801,266

Total Assets	$81,182,282	$81,228,430	$81,212,803	$83,812,569	$83,812,568	$83,812,568	$83,810,756	$83,811,468

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	174,471	174,471	174,471	174,471	174,471	174,471	174,471
Current Maturities Of Debt	82,662,396	82,682,642	82,682,642	83,746,069	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	79,847,038	83,746,069	83,746,069	83,746,069
Taxes Payable	55,473	55,007	54,687	74,399	53,132	74,399	69,436	65,992
Intercompany Payable	3,094,582	3,169,755	3,169,755	3,253,935	3,253,935	3,268,642	3,268,642	3,271,683
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$85,812,451	$86,081,875	$86,081,554	$87,248,874	$83,328,576	$87,263,581	$87,258,618	$87,258,215

Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$85,812,451	$86,081,875	$86,081,554	$87,248,874	$83,328,576	$87,263,581	$87,258,618	$87,258,215

Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	—	—	—	—	—	—	—	—
APIC	37,485	37,485	37,485	37,485	37,485	37,485	37,485	37,485
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(4,667,654)	(4,890,930)	(4,906,236)	(3,473,790)	446,507	(3,488,498)	(3,485,347)	(3,484,233)

Stockholders’ Equity	$(4,630,169)	$(4,853,445)	$(4,868,751)	$(3,436,305)	$483,992	$(3,451,013)	$(3,447,862)	$(3,446,748)

Total Liabilities & Stockholders’ Equity	$81,182,282	$81,228,430	$81,212,803	$83,812,569	$83,812,568	$83,812,568	$83,810,756	$83,811,468

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour New Ventures, Inc. Balance Sheet

Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—	—
Intercompany Receivables	280,153	280,153	280,153	280,153	280,153	279,928	279,928	279,928
Total Other Current Assets	—	—	—	—	—	—	—	—

Current Assets	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928	$279,928

Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—	$—
Investments	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—	—

Long Term Assets	$—	$—	$—	$—	$—	$—	$—	$—

Total Assets	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928	$279,928

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—	—	—
Intercompany Payable	—	—	—	—	—	—	—	—
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$—	$—	$—	$—	$—	$—	$—	$—

Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—

Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	1	1	1	1	1	1	1	1
APIC	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,971)	(3,198,971)	(3,198,971)

Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928	$279,928

Total Liabilities & Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928	$279,928

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Management Company Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	(0)	(0)	(0)	(0)
Intercompany Receivables	648,349	648,349	648,349	648,349	648,349	648,349	522,231	648,349
Total Other Current Assets	—	—	—	—	—	—	—	—

Current Assets	$648,349	$648,349	$648,349	$648,349	$648,349	$648,349	$522,231	$648,349

Property, Plant & Equipment	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$—	$—
Investments	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—	—

Long Term Assets	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$—	$—

Total Assets	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$522,231	$648,349

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—	—	—
Intercompany Payable	14,354,530	14,354,530	14,354,530	14,354,530	14,354,530	14,354,755	14,354,755	14,480,873
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,755	$14,354,755	$14,480,873

Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,755	$14,354,755	$14,480,873

Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	10	10	10	10	10	10	10	10
APIC	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)	(26,441,186)	(29,430,186)	(29,430,186)

Stockholders’ Equity	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,524)	$(13,832,524)	$(13,832,524)

Total Liabilities & Stockholders’ Equity	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$522,231	$648,349

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Colorado Company Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	860,242	982,702	815,021	526,899	—	—	—	—
Intercompany Receivables	—	—	—	—	—	—	—	—
Total Other Current Assets	—	—	—	626,712	—	0	0	0

Current Assets	$860,242	$982,702	$815,021	$1,153,611	$—	$0	$0	$0

Property, Plant & Equipment	$10,523,683	$11,307,054	$11,447,515	$16,017,972	$16,265,645	$16,404,021	$18,086,588	$18,018,449
Investments	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—	—

Long Term Assets	$10,523,683	$11,307,054	$11,447,515	$16,017,972	$16,265,645	$16,404,021	$18,086,588	$18,018,449

Total Assets	$11,383,925	$12,289,756	$12,262,535	$17,171,583	$16,265,645	$16,404,021	$18,086,588	$18,018,449

Total Accounts Payable	$1,011,349	$1,011,349	$934,482	$1,186,181	$364,456	$366,657	$574,629	$678,648
Total Accrued Expenses	—	839,206	—	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—		—	—	—	—
Taxes Payable	—	—	—	—	—	—	—	—
Intercompany Payable	10,281,092	10,347,742	11,215,688	15,464,045	15,405,109	15,550,834	17,075,344	16,806,539
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$11,292,441	$12,198,298	$12,150,170	$16,650,226	$15,769,565	$15,917,492	$17,649,973	$17,485,187

Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	34,898	35,241	35,587	1,591	1,940	2,297	1,644	1,661
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$11,327,340	$12,233,538	$12,185,757	$16,651,817	$15,771,506	$15,919,788	$17,651,616	$17,486,848

Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	—	—	—	—	—	—	—	—
APIC	—	—	—	—	—	—	—	—
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	56,585	56,218	76,779	519,766	494,139	484,233	434,972	531,601

Stockholders’ Equity	$56,585	$56,218	$76,779	$519,766	$494,139	$484,233	$434,972	$531,601

Total Liabilities & Stockholders’ Equity	$11,383,925	$12,289,756	$12,262,535	$17,171,583	$16,265,645	$16,404,021	$18,086,588	$18,018,449

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Operating Corporation Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$41,410,539	$37,316,408	$35,239,032	$32,055,245	$29,002,562	$24,155,340	$17,514,655	$14,268,254
Restricted Cash - Current	50,176	50,176	50,176	50,176	50,176	50,176	50,176	50,176
Accounts Receivables	2,126,960	2,101,571	2,611,990	1,900,515	2,337,829	1,742,118	2,187,275	2,843,066
Intercompany Receivables	61,615,971	66,690,504	72,558,450	82,537,725	88,130,037	92,709,693	99,457,172	105,098,398
Total Other Current Assets	10,369,454	13,345,465	13,448,658	6,673,012	6,726,111	6,582,546	5,830,349	6,525,917

Current Assets	$115,573,099	$119,504,123	$123,908,305	$123,216,672	$126,246,715	$125,239,872	$125,039,626	$128,785,810

Property, Plant & Equipment	$84,304,737	$84,751,882	$85,492,092	$19,637,713	$32,701,525	$31,452,274	$22,115,474	$11,689,684
Investments	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	12,350	10,050	10,050	10,050	10,050	10,050	10,050	10,050
Long-Term Intercompany	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000

Long Term Assets	$822,470,631	$822,915,476	$823,655,686	$757,801,306	$770,865,118	$769,615,868	$760,279,067	$749,853,278

Total Assets	$938,043,730	$942,419,599	$947,563,991	$881,017,979	$897,111,833	$894,855,740	$885,318,693	$878,639,088

Total Accounts Payable	$575,367	$1,346,554	$1,520,837	$878,456	$4,777,443	$794,277	$2,258,610	$2,815,320
Total Accrued Expenses	1,504,800	1,633,618	1,762,435	5,870,394	5,679,718	5,556,293	5,961,693	2,763,849
Current Maturities Of Debt	—	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	194,814	5,893,145	—	—	—	—
Liabilities Subject to Compromise	—	—	—		5,925,519	5,926,239	5,935,117	5,957,946
Taxes Payable	8,824	9,053	16,651	(18,501)	8,401	15,007	6,287	6,169
Intercompany Payable	561,781,032	568,388,412	572,929,474	581,884,847	586,047,741	590,526,527	595,208,315	600,210,972
Total Other Current Liabilities	1,100,256	1,100,256	1,100,256	41,415	41,415	41,415	41,415	41,415

Current Liabilities	$564,970,279	$572,477,892	$577,524,467	$594,549,755	$602,480,237	$602,859,758	$609,411,437	$611,795,671

Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	426,278	428,707	434,060	295,290	301,521	307,874	307,267	311,366
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000
Other Long Term Liabilities	3,866,507	3,902,468	3,938,429	138,285	136,901	135,517	134,133	132,749

Total Liabilities	$1,123,263,064	$1,130,809,067	$1,135,896,956	$1,148,983,330	$1,156,918,659	$1,157,303,149	$1,163,852,837	$1,166,239,786

Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
APIC	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(242,881,307)	(246,051,441)	(245,994,938)	(325,627,324)	(317,468,799)	(320,109,382)	(336,196,116)	(345,262,671)

Stockholders’ Equity	$(185,219,334)	$(188,389,468)	$(188,332,965)	$(267,965,351)	$(259,806,826)	$(262,447,409)	$(278,534,143)	$(287,600,698)

Total Liabilities & Stockholders’ Equity	$938,043,730	$942,419,599	$947,563,991	$881,017,979	$897,111,833	$894,855,740	$885,318,693	$878,639,088

Notes:

•	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

•	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

In re: Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtors	Reporting Period: 4/1/15 – 4/30/15

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$0	$0	$0			$0
FICA-Employee	$0	$0	$0			$0
FICA-Employer	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Income	$0	$0	$0			$0
Other:	$0	$0	$0			$0

Total Federal Taxes	$0	$0	$0			$0

State and Local
Withholding	$0	$0	$0			$0
Sales	$0	$0	$0			$0
Excise	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Real Property	$1,121.64	$0	$1,121.64	4/24/2015	14**0	$0
Personal Property	$0	$0	$0			$0
Other: Severance Tax	$4,666.59	$12,116.86	$6,117.21	4/24/2015	083***98TC	$10,666.24

Total State and Local	$0	$0	$0

Total Taxes	$5,788.23	$12,116.86	$7,238.85			$10,666.24

NOTE: The Company accrues for severance taxes on a quarterly basis. The average severance taxes incurred based on production is $7,000/month.

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtors	Reporting Period: 4/1/2015 – 4/30/2015

SUMMARY OF UNPAID POSTPETITION DEBTS

See attached aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$1,087,497.24	$108,463.84				$1,195,961.08
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	$299,572.02	$292,815.90	$292,493.76	$423,066.56		$1,307,948.23
Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts	$1,387,069.26	$401,279.74	$292,493.76	$423,066.56		$2,503,909.31

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Endeavour Operating Corp

Payables Aging Report

	Days Past Due
Accounts Payable: Vendor	Balance at April 30, 2015	Current	0-30	31-60	61-90
CHESAPEAKE OPERATING, INC.	1,079.83	1,079.83	0.00	0.00	0.00
FOSSIL OPERATING INC	2.75	2.75	0.00	0.00	0.00
MOODY CONSTRUCTION & SONS, INC.	35,027.00	35,027.00	0.00	0.00	0.00
D & P WATER, INC.	996.68	996.68	0.00	0.00	0.00
SAMSON EXPLORATION, LLC[1]	108,463.84	0.00	108,463.84	0.00	0.00
DALBO, INC	2,340.00	2,340.00	0.00	0.00	0.00
Connell Resources, Inc	711.10	711.10	0.00	0.00	0.00
Thru Tubing Solutions	11,891.47	11,891.47	0.00	0.00	0.00
Adler Hot Oil Service, LLC	11,008.52	11,008.52	0.00	0.00	0.00
Project Engineering Inc.	21,436.08	21,436.08	0.00	0.00	0.00
Cameron International Corporation	5,608.11	5,608.11	0.00	0.00	0.00
Canary, LLC	10,543.95	10,543.95	0.00	0.00	0.00
Split Mountain Pipe & Supply, Inc	38,608.38	38,608.38	0.00	0.00	0.00
J&C Enterprises, Inc.	526.01	526.01	0.00	0.00	0.00
FedEx	82.89	82.89	0.00	0.00	0.00
Verizon Wireless	3,225.37	3,225.37	0.00	0.00	0.00
Pitney Bowes Purchase Power	(208.99)	(208.99)	0.00	0.00	0.00
Time Warner Telecom	13,092.08	13,092.08	0.00	0.00	0.00
Shred-it	71.76	71.76	0.00	0.00	0.00
Thomson Tax & Accounting Inc	24,418.17	24,418.17	0.00	0.00	0.00
Precision Graphics Centers	71.49	71.49	0.00	0.00	0.00
Melissa Priest	2,209.34	2,209.34	0.00	0.00	0.00
Long View Systems Corporation (USA)	169.35	169.35	0.00	0.00	0.00
Red Dog Systems Inc	43.00	43.00	0.00	0.00	0.00
Enertia Software	1,851.98	1,851.98	0.00	0.00	0.00
ProStar Services	115.04	115.04	0.00	0.00	0.00
DirecTV	177.97	177.97	0.00	0.00	0.00
BG Holdco, LLC	258.37	258.37	0.00	0.00	0.00
B&A Properties, LLC	12,785.00	12,785.00	0.00	0.00	0.00
eFax Corporate c/o j2 Global Inc.	149.90	149.90	0.00	0.00	0.00
Konica Minolta	1,188.34	1,188.34	0.00	0.00	0.00
The NASDAQ OMX Group, Inc.	8,270.70	8,270.70	0.00	0.00	0.00
McGriff, Seibels & Williams of Texas, Inc.	861,110.00	861,110.00	0.00	0.00	0.00
Richard Rowe	14,175.00	14,175.00	0.00	0.00	0.00
Polsinelli PC	3,327.85	3,327.85	0.00	0.00	0.00
BG Personnel, LP	1,054.00	1,054.00	0.00	0.00	0.00
Level 3 Communiations	78.75	78.75	0.00	0.00	0.00

Total Accounts Payable	$1,195,961.08	$1,087,497.24	$108,463.84	$—	$—

	Days Past Due
Professional Fees Payable: Vendor	Balance at April 30, 2015	Current	0-30	31-60	61-90
Bayard, P.A.[3]	9,384.20	9,384.20	0.00	0.00	0.00
Wilmington Trust, National Association[3]	17,499.14	7,730.53	0.00	0.00	9,768.61
Richards,Layton & Finger, P.A.[3]	59,395.70	0.00	59,395.70	0.00	0.00

	Days Past Due
Professional Fees Payable (continued): Vendor	Balance at April 30, 2015	Current	0-30	31-60	61-90
FTI Consulting[3]	85,052.51	10,300.25	0.00	0.00	74,752.26
Ernst & Young (USD)[3]	166,383.27	0.00	0.00	80,418.11	85,965.16
Weil, Gotshal & Manges LLP[3]	545,009.25	68,253.00	136,210.10	177,075.65	163,470.50
Thompson & Knight LLP[3]	25,623.10	0.00	25,623.10	0.00	0.00
ARENT FOX LLP[3]	153,093.15	63,983.13	0.00	0.00	89,110.03
GrantThornton (US)[2]	127,118.00	55,531.00	71,587.00	0.00	0.00
Brown Rudnick LLC	40,238.37	40,238.37	0.00	0.00	0.00
Blackstone Advisory Partners LP3	79,151.54	44,151.54	0.00	35,000.00	0.00

Total Professional Fees Payable	$1,307,948.23	$299,572.02	$292,815.90	$292,493.76	$423,066.56

Grand Total	$2,503,909.31	$1,387,069.26	$401,279.74	$292,493.76	$423,066.56

[1]	The invoices related to these outstanding payable balances were dated as due either on or prior to the date they were received by Endeavour thus the “past due” designation. The invoices will be paid in the ordinary course of business.
[2]	The past due balances will be paid in accordance with OCP order (D.I. 155).
[3]	The “past due” balances outstanding with these respective professionals are the 20% hold amounts related to the various retention orders entered into by the bankruptcy professionals. Once the hold period passes, the invoices will be paid in the ordinary course of business.

In re: Endeavour Operating Corporation, et al	Case No. 14-12308
Debtors	Reporting Period: 3/1/2015 – 3/31/2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$2,187,274.58
+ Amounts billed during the period	$1,029,074.36
- Amounts collected during the period	$373,283.13

Total Accounts Receivable at the end of the reporting period		$2,843,065.81

Accounts Receivable Aging
0 - 30 days old		$1,882,377.60
31 - 60 days old		$784,676.82
61 - 90 days old		$115.87
91+ days old		$175,895.52

Total Accounts Receivable		$2,843,065.81

Amount considered uncollectible (Bad Debt)		$0

Accounts Receivable (Net)		$2,843,065.81

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X